UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry Into a Material Definitive Agreement.

Notes Offerings

On July 27, 2017, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian Enterprises, Inc. (the “Company”), completed a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of $440,000,000 aggregate principal amount of 10.000% senior secured notes due 2022 (the “2022 Notes”) and $400,000,000 aggregate principal amount of 10.500% senior secured notes due 2024 (the “2024 Notes” and, together with the 2022 Notes, the “Notes”). The Notes are guaranteed by the Company and substantially all of its subsidiaries, other than K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures, subsidiaries holding interests in joint ventures and its foreign subsidiary (the “Notes Subsidiary Guarantors”).

In connection with the issuance of the Notes, K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into an Indenture (the “Indenture”), dated as of July 27, 2017, with Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent (the “Notes Collateral Agent”). The Notes and the guarantees thereof will be secured by liens on substantially all the assets of K. Hovnanian and the Notes Subsidiary Guarantors, subject to permitted liens and certain exceptions. The liens securing the Notes rank junior to the liens securing K. Hovnanian’s $75.0 million senior secured term loan facility and any other future secured obligations that are senior in priority with respect to the assets securing the Notes.

The 2022 Notes bear interest at 10.000% per annum and mature on July 15, 2022. The 2024 Notes bear interest at 10.500% per annum and mature on July 15, 2024. Interest on the Notes is payable semi-annually on January 15 and July 15 of each year, beginning on January 15, 2018, to holders of record at the close of business on January 1 or July 1, as the case may be, immediately preceding each such interest payment date.

The Indenture contains restrictive covenants that limit among other things, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase subordinated indebtedness and common and preferred stock, make other restricted payments, including investments, sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into certain transactions with affiliates and make cash repayments of certain existing unsecured indebtedness. The Indenture also contains customary events of default which would permit the holders of the applicable series of Notes to declare those Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the applicable series of Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the applicable series of Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the applicable series of Notes to be valid and perfected and specified events of bankruptcy and insolvency.

In connection with the issuance of the Notes and execution of the Indenture, (i) K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into a collateral agency agreement (the “Collateral Agency Agreement”), dated as of July 27, 2017, pursuant to which Wilmington Trust, National Association was appointed joint collateral agent for the Trustee, the Notes Collateral Agent and the holders of the Notes (the “Joint Collateral Agent”), (ii) K. Hovnanian, the Company and the Notes Subsidiary Guarantors entered into a security agreement (the “Security Agreement”) and a pledge agreement (the “Pledge Agreement”), each dated as of July 27, 2017, by and among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, as applicable, and the Joint Collateral Agent, pursuant to which K. Hovnanian, the Company and the Notes Subsidiary Guarantors pledged substantially all of their assets to secure their obligations under the Notes and the Indenture, subject to certain exceptions as set forth in such agreements, and K. HOV IP II, Inc. and the Joint Collateral Agent entered into a Trademark Security Agreement (the “Trademark Security Agreement”), dated as of July 27, 2017, (iii) K. Hovnanian, the Company and the Notes Subsidiary Guarantors, the Trustee, the Notes Collateral Agent, the senior credit agreement administrative agent (the “Senior Credit Agreement Administrative Agent”) under the Company’s term loan credit agreement, dated as of September 8, 2016, the Joint Collateral Agent and Wilmington Trust, National Association, as the mortgage tax collateral agent (the “Mortgage Tax Collateral Agent”) entered into a Joinder to the Amended and Restated Intercreditor Agreement (the “Joinder to the Intercreditor Agreement”), dated September 8, 2016, and (iv) K. Hovnanian, the Company and the Notes Subsidiary Guarantors, the Senior Credit Agreement Administrative Agent, the Mortgage Tax Collateral Agent, the Notes Collateral Agent and the Joint Collateral Agent entered into an Amended and Restated Mortgage Tax Collateral Agency Agreement (the “Mortgage Tax Collateral Agency Agreement”), dated as of July 27, 2017, pursuant to which Wilmington Trust, National Association was appointed Mortgage Tax Collateral Agent.

A copy of the Indenture, the Collateral Agency Agreement, the Security Agreement, the Pledge Agreement, the Trademark Security Agreement, the Joinder to the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement are each attached as Exhibits hereto and are incorporated herein by reference.

Item 1.02        Termination of a Material Definitive Agreement.

The information set forth under Item 8.01 below, as to the satisfaction and discharge of the Existing Secured Notes Indentures (as defined below) governing the Existing Secured Notes (as defined below) and the related security documents, is incorporated by reference into this Item 1.02.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 with respect to the Notes is hereby incorporated by reference into this Item 2.03.

Item 3.03        Material Modification to Rights of Security Holders.

The information set forth under Item 8.01 below, as to the satisfaction and discharge of the Existing Secured Notes Indentures governing the Existing Secured Notes and the related security documents, is incorporated by reference into this Item 3.03.

Item 8.01.       Other Events.

On July 27, 2017, the Company issued a press release relating to K. Hovnanian’s previously announced offers (the “Tender Offers”) and related consent solicitations (the “Consent Solicitations”) to purchase for cash any and all of its $75 million 10.000% Senior Secured Second Lien Notes due 2018 (the “2018 Notes”), $145 million 9.125% Senior Secured Second Lien Notes due 2020 (the “2020 9.125% Notes”) and $577 million 7.250% Senior Secured First Lien Notes due 2020 (the “2020 7.25% Notes”, and, together with the 2018 Notes and the 2020 9.125% Notes, the “Existing Secured Notes”). In the press release, the Company announced, among other things, the expiration of the Tender Offers and Consent Solicitations as of 11:59 p.m., New York City time, on July 26, 2017 (the “Expiration Time”). K. Hovnanian used the proceeds from the issuances of the Notes described in Item 1.01 above to purchase $75,000,000 aggregate principal amount of its 2018 Notes, $87,321,000 aggregate principal amount of its 2020 9.125% Notes, and $575,912,000 aggregate principal amount of the 2020 7.25% Notes that were tendered and accepted for purchase pursuant to the Tender Offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on July 27, 2017:

(1) K. Hovnanian satisfied and discharged its obligations under the indenture under which the 2018 Notes were issued (the “2018 Notes Indenture”) and the related security documents in accordance with the satisfaction and discharge provisions of the 2018 Notes Indenture. Upon the satisfaction and discharge of the 2018 Notes Indenture on July 27, 2017, all of the liens on the collateral securing the 2018 Notes were released and K. Hovnanian, the Company and the other guarantors were discharged from their respective obligations under the 2018 Notes and the guarantees thereof;

(2) K. Hovnanian satisfied and discharged its obligations under the indenture under which the 2020 9.125% Notes were issued (the “2020 9.125% Notes Indenture”) and the related security documents in accordance with the satisfaction and discharge provisions of the 2020 9.125% Notes Indenture and in connection therewith will call for redemption on November 15, 2017 all 2020 9.125% Notes that were not validly tendered and purchased in the applicable Tender Offer in accordance with the redemption provisions of the 2020 9.125% Notes Indenture. Upon the satisfaction and discharge of the 2020 9.125% Notes Indenture on July 27, 2017, all of the liens on the collateral securing the 2020 9.125% Notes were released and K. Hovnanian, the Company and the other guarantors were discharged from their respective obligations under the 2020 9.125% Notes and the guarantees thereof; and

(3) on July 27, 2017, K. Hovnanian satisfied and discharged its obligations under the indenture under which the 2020 7.25% Notes were issued (the “2020 7.25% Notes Indenture” and together with the 2018 Notes Indenture and the 2020 9.125% Notes Indenture, the “Existing Secured Notes Indentures”) and the related security documents in accordance with the satisfaction and discharge provisions of the 2020 7.25% Notes Indenture and in connection therewith will call for redemption on October 15, 2017 all 2020 7.25% Notes that were not validly tendered and purchased in the applicable Tender Offer in accordance with the redemption provisions of the 2020 7.25% Notes Indenture. Upon the satisfaction and discharge of the 2020 7.25% Notes Indenture on July 27, 2017, all of the liens on the collateral securing the 2020 7.25% Notes were released and K. Hovnanian, the Company and the other guarantors were discharged from their respective obligations under the 2020 7.25% Notes and the guarantees thereof.

All statements in this Form 8-K that are not historical facts should be considered as “Forward-Looking Statements.” Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (1) speak only as of the date they are made, (2) are not guarantees of future performance or results and (3) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01.                                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
Exhibit 4.1

Indenture dated as of July 27, 2017, relating to the 10.000% Senior Secured Notes due 2022 and the 10.500% Senior Secured Notes due 2024, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the forms of 10.000% Senior Secured Note due 2022 and the 10.500% Senior Secured Note due 2024.

Exhibit 10.1

Collateral Agency Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Notes Collateral Agent and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.2	Security Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.3	Pledge Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.4

Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Trustee and Notes Collateral Agent, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent

Exhibit 10.5

Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Notes Collateral Agent, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent

Exhibit 10.6	Trademark Security Agreement, dated as of July 27, 2017, between K. HOV IP II, Inc. and Wilmington Trust, National Association, as Collateral Agent.

Exhibit 99.1	Press Release issued July 27, 2017 relating to the Tender Offers and Consent Solicitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/	Michael Discafani
	Name:	Michael Discafani
	Title:	Vice President, Corporate Counsel and Secretary

Date: July 28, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.1

Indenture dated as of July 27, 2017, relating to the 10.000% Senior Secured Notes due 2022 and the 10.500% Senior Secured Notes due 2024, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee and Collateral Agent, including the forms of 10.000% Senior Secured Note due 2022 and the 10.500% Senior Secured Note due 2024.

Exhibit 10.1

Collateral Agency Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Notes Collateral Agent and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.2	Security Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.3	Pledge Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors and Wilmington Trust, National Association, as Collateral Agent

Exhibit 10.4

Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Trustee and Notes Collateral Agent, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent

Exhibit 10.5

Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017, among K. Hovnanian, the Company, the Notes Subsidiary Guarantors, Wilmington Trust, National Association, as Notes Collateral Agent, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent

Exhibit 10.6	Trademark Security Agreement, dated as of July 27, 2017, between K. HOV IP II, Inc. and Wilmington Trust, National Association, as Collateral Agent.

Exhibit 99.1	Press Release issued July 27, 2017 relating to the Tender Offers and Consent Solicitations.